Exhibit 10.4a
Fifth Amendment to Lease between LJL BioSystems, Inc. and The Ann Sobrato 1989 Revocable Trust

                            FIFTH AMENDMENT TO LEASE

This amendment to lease ("Fifth Amendment") is made this 7th day of December 1999, by and between The Ann Sobrato 1989 Revocable Trust, having an address at 10600 North De Anza Boulevard, Suite 200, Cupertino, California 95014 ("Landlord") and LJL BioSystems, a Delaware corporation having its principal place of business at 404 Tasman Drive, Sunnyvale, California, 94089 ("Tenant").

                                   WITNESSETH

WHEREAS Landlord and Tenant entered into a lease dated October 14, 1992, and subsequent lease amendments dated December 3, 1993, October 20, 1995, September 16, 1996, and June 10, 1999 (collectively the "Lease") for the premises located at 404 Tasman Drive in Sunnyvale, California ("Premises"); and

WHEREAS effective the date of this Fifth Amendment, Landlord and Tenant wish to modify the Lease to (i) change the expiration date of the Lease; and (ii) define the monthly rent for the months of February through April, 2000;

NOW, THEREFORE, in order to effect the intent of the parties as set forth above and for good and valuable consideration exchanged between the parties, the Lease is amended as follows:

1.       The Lease expiration date is changed from April 30, 2000 to December
         31, 2002.

2. Monthly rent from May 1, 2000 through December 31, 2002 shall be payable according to the following schedule:
         May 1, 2000 through January 31, 2001:          $18,736.00 per month
         February 1, 2001 through January 31, 2002: $19,313.00 per month February 1, 2002 through December 31, 2002: $19,889.00 per month

3. All defined terms shall have the same meanings as in the Lease, except as otherwise stated in this Fifth Amendment. In the event of any conflict or inconsistency between the terms and provisions of this Fifth Amendment and the terms and provisions of the Lease, the terms and provisions of this Fifth Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have set its hands to this Fifth Amendment as of the day and date first above written.

LANDLORD                                 TENANT

Ann Sobrato 1989 Revocable Trust         LJL BioSystems, a Delaware Corporation

By: /s/ JOHN M. SOBRATO                  By: /s/ ROBERT T. BEGGS
   --------------------                     --------------------
Its: General Partner                     Its: Vice President, Finance and
                                              Administration


                                      -25-